NEWS RELEASE
                                  ------------

July 28, 2005                                Contact: Dennis R. Stewart, EVP/CFO
FOR IMMEDIATE RELEASE                                             (215) 579-4000

            TF FINANCIAL CORPORATION ANNOUNCES SECOND QUARTER RESULTS
                             AND QUARTERLY DIVIDEND

Newtown, Pennsylvania: TF Financial Corporation (Nasdaq National Market - THRD) today reported net income of $1,605,000 ($0.57 per diluted share) for the second quarter of 2005, compared with $1,656,000 ($0.58 per diluted share) during the second quarter of 2004. Net income for the six month period ended June 30, 2005 was $3,081,000 ($1.09 per diluted share) compared with $3,265,000 ($1.15 per diluted share) during the first six months of 2004. The Company also announced that its Board of Directors declared a quarterly dividend of $0.18 per share, payable August 15, 2005 to shareholders of record on August 8.

Year to date highlights for 2005 include:
     o Net interest income was virtually unchanged compared to the first six months of 2004, despite nine 25 basis point increases in interest rates by the Federal Reserve during the period June 30, 2004 through June 30, 2005.
     o The net interest margin remains healthy at 3.73% for the second quarter of 2005 and 3.80% for the first six months of 2005.
     o Diluted earnings per share during the second quarter of 2005 increased by 9.6% to $0.57 compared with $0.52 during the first quarter of 2005.
     o Loan and deposit growth for the first six months of 2005 were (annualized) 10.0% and 8.6%, respectively. The loan to deposit ratio was in excess of 97% at June 30.
     o Asset quality remains high with non-performing loans at record low levels of 0.16% of total loans and 0.11% of total assets.
     o Return on assets and return on equity were a strong 1.00% and 10.71%, respectively, during the second quarter of 2005, up from the first quarter.

"The Company continued making great progress during the second quarter on a variety of important initiatives" noted Kent C. Lufkin, President and CEO. "We will soon be opening our fifteenth office, in Northeast Philadelphia, and we have recently strengthened our small business lending capabilities by adding SBA lending to the product array. In addition, while the interest rate environment and related competitive pressures remain challenging, they also presented us with an opportunity to offer some highly successful and innovative deposit products during the first six months of 2005. Finally, community awareness of the Company continues to broaden as we deploy our "Go Green" marketing strategy and involve each and every employee in the communities that we serve."

TF Financial Corporation is a holding company whose principal subsidiary is Third Federal Bank, which operates 14 full service retail and commercial banking offices in Philadelphia and Bucks County, Pennsylvania and in Mercer County, New Jersey. In addition, the Bank's website can be found at www.thirdfedbank.com.

Statements contained in this news release, which are not historical facts, are forward-looking statements as that term is defined in the Private Securities Litigation Reform Act of 1995. Such forward-looking statements are subject to risks and uncertainties which could cause actual results to differ materially from those currently anticipated due to a number of factors, which include, but are not limited to, factors discussed in documents filed by TF Financial Corporation with the Securities and Exchange Commission from time to time. The Company does not undertake to update any forward-looking statement, whether written or oral, that may be made from time to time by or on behalf of the Company.

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T F FINANCIAL CORPORATION
FINANCIAL INFORMATION
(dollars in thousands except per share data)


                                                                THREE MONTHS          INC            SIX MONTHS            INC
                                                                ------------                         ----------
                                                            6/30/2005  6/30/2004     (DEC)       6/30/2005   6/30/2004    (DEC)
                                                            ---------  ---------                 ---------   ---------


EARNINGS SUMMARY
           Interest Income                                    $  8,371   $  7,775         7.7%      $ 16,468  $ 15,505        6.2%
           Interest expense                                      2,797      2,151        30.0%         5,264     4,303       22.3%
           Net interest income                                   5,574      5,624        -0.9%        11,204    11,202        0.0%
           Loan loss provision                                     150        150         0.0%           300       300        0.0%
           Non-interest income                                     677        681        -0.6%         1,339     1,390       -3.7%
           Non-interest expense                                  3,943      3,869         1.9%         8,074     7,786        3.7%
           Income taxes                                            553        630       -12.2%         1,088     1,241      -12.3%
           Net income                                         $  1,605   $  1,656        -3.1%      $  3,081  $  3,265       -5.6%

PER SHARE INFORMATION

           Earnings per share, basic                          $   0.59   $   0.62        -4.8%      $   1.12  $   1.23       -8.9%
           Earnings per share, diluted                        $   0.57   $   0.58        -1.7%      $   1.09  $   1.15       -5.2%

           Dividends paid                                     $   0.18   $   0.17         5.9%      $   0.36  $   0.32       12.5%


FINANCIAL RATIOS

           Annualized return on average assets                   1.00%      1.08%        -7.4%         0.97%     1.07%       -9.3%
           Annualized return on average equity                  10.71%     11.44%        -6.4%        10.32%    11.43%       -9.7%
           Efficiency ratio                                     64.63%     62.86%         2.8%        65.95%    63.34%        4.1%

AVERAGE BALANCES

           Loans                                              $457,289   $418,545         9.3%      $451,983  $414,761        9.0%
           Mortgage-backed securities                          112,939    132,144       -14.5%       115,861   131,400      -11.8%
           Investment securities                                35,635     30,111        18.3%        34,256    30,282       13.1%
           Other interest-earning assets                         2,368      1,648        43.7%         1,755     1,609        9.1%
           Total earning assets                                608,231    582,448         4.4%       603,855   578,052        4.5%
           Non-earning assets                                   36,599     35,974         1.7%        34,870    36,133       -3.5%
           Total assets                                        644,830    618,422         4.3%       638,725   614,185        4.0%

           Deposits                                            466,679    471,402        -1.0%       461,028   468,073       -1.5%
           FHLB advances                                       111,734     82,984        34.6%       111,810    83,149       34.5%
           Total interest bearing liabilities                  578,413    554,386         4.3%       572,838   551,222        3.9%
           Non-interest bearing liabilities                      6,331      5,801         9.1%         5,703     5,517        3.4%
           Stockholders' equity                                 60,086     58,235         3.2%        60,184    57,446        4.8%
           Total liabilities & stockholders'                  $644,830   $618,422         4.3%      $638,725  $614,185        4.0%
                equity



SPREAD AND MARGIN ANALYSIS

Average yield on:
           Loans                                                 5.88%      5.73%                      5.88%     5.79%
           Mortgage-backed securities                            4.59%      4.66%                      4.52%     4.57%
           Investment securities                                 4.96%      4.46%                      4.83%     4.40%
           Other interest-earning assets                         2.03%      0.98%                      2.53%     0.87%
Average cost of:
           Deposits                                              1.57%      1.26%                      1.47%     1.28%
           FHLB advances                                         3.47%      3.26%                      3.42%     3.19%

Interest rate spread                                             3.63%      3.85%                      3.69%     3.86%
Net interest margin                                              3.73%      3.92%                      3.80%     3.93%


T F FINANCIAL CORPORATION
FINANCIAL INFORMATION
(dollars in thousands except per share data)


                                                                THREE MONTHS          INC            SIX MONTHS            INC
                                                                ------------                         ----------
                                                            6/30/2005  6/30/2004     (DEC)       6/30/2005   6/30/2004    (DEC)
                                                            ---------  ---------                 ---------   ---------


NON-INTEREST INCOME
           Retail banking fees                                $    669    $   681        -1.8%       $ 1,309   $ 1,390       -5.8%
           Gain on sale of loans                                     8          -         0.0%            30         -        0.0%



NON-INTEREST EXPENSE

           Salaries and benefits                                 2,303      2,247         2.5%         4,694     4,521        3.8%
           Occupancy                                               640        644        -0.6%         1,301     1,239        5.0%
           Deposit insurance                                        16         18       -11.1%            33        36       -8.3%
           Professional fees                                       211        132        59.8%           437       338       29.3%
           Deposit intangible amortization                          34         40       -15.0%            68        80      -15.0%
           Advertising                                             186        163        14.1%           362       326       11.0%
           Other                                                   553        625       -11.5%         1,179     1,246       -5.4%


                                                                                                    INC
                                                            6/30/2005              12/31/2004      (DEC)
                                                            ---------              ----------

DEPOSIT INFORMATION

           Non-interest checking                              $ 35,410                $ 32,636          8.5%
           Interest checking                                    54,288                  54,887         -1.1%
           Money market                                         73,798                  42,496         73.7%
           Savings                                             169,323                 182,945         -7.4%
           CD's                                                146,760                 146,939         -0.1%

OTHER PERIOD ENDING INFORMATION

Per Share
           Book value (a)                                     $  22.83                $  22.30
           Tangible book value (a)                            $  21.11                $  20.57
           Closing market price                               $  28.01                $  32.00

Balance sheet
           Loans,net                                          $464,382                $442,195          5.0%
           Cash and cash equivalents                            10,970                   7,900         38.9%
           Mortgage-backed securities                          108,105                 118,510         -8.8%
           Investment securities                                37,509                  32,150         16.7%
           Total assets                                        649,833                 628,966          3.3%
           Deposits                                            479,579                 459,903          4.3%
           FHLB advances and other                             101,130                 102,747         -1.6%
           Stockholders' equity                                 62,346                  61,155          1.9%

ASSET QUALITY
           Non-performing loans                                    724                     960        -24.6%
           Loan loss reserves                                    2,460                   2,307          6.6%
           Reserves to gross loans                               0.53%                   0.52%          1.9%
           Non-performing loans to gross loans                   0.16%                   0.22%        -27.3%
           Non-performing loans to total assets                  0.11%                   0.15%        -26.7%
           Foreclosed property                                     700                     700          0.0%
           Foreclosed property to total assets                   0.11%                   0.11%          0.0%
           Non-performing assets to total assets                 0.22%                   0.26%        -15.4%

OTHER STATISTICAL INFORMATION
           Shares outstanding (000's) (a)                        2,731                   2,742
           Number of branch offices                                 14                      14
           Full time equivalent employees                          183                     175



        (a) Excludes 193,000 and 202,000 employee stock ownership plan shares at June 30, 2005 and December 31, 2004, respectively.
